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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                  FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            -----------------------


Date of report (Date of earliest event reported):  October 1, 1998


                              IVI CHECKMATE CORP.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      0-29772*                   58-2375201
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)


                               1003 Mansell Road
                            Roswell, Georgia  30076
          (Address of Principal Executive Offices, including Zip Code)


Registrant's telephone number, including area code:  (770) 594-6000


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)


* Reflects a new Commission File Number.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     No financial statements are required to be filed as part of this Current Report. The following exhibits are filed as part of this Current Report:

EXHIBIT NO.                     DESCRIPTION
-----------                     -----------

23.1*                           Consent of Ernst & Young LLP
23.2*                           Consent of Coopers & Lybrand
27.1*                           Restated Financial Data Schedule

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* Previously filed with the Current Report on Form 8-K dated October 1, 1998.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    IVI CHECKMATE CORP.

Date:  October 15, 1998               By:  /s/ L. Barry Thomson
                                           ----------------------
                                           L. Barry Thomson
                                           President and Chief Executive Officer

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